SECOND AMENDMENT TO

SALE AGREEMENT AND ESCROW INSTRUCTIONS

This Second Amendment to Sale Agreement and Escrow Instructions (“Amendment”) is executed as of November 2, 2007 (“Amendment Date”), by and between 2001 W. Orange Grove Road, LLC, an Arizona limited liability company, PVP Investments, LLC, a Delaware limited liability company, WRM Investments, LLC, an Arizona limited liability company, and EDI Baptist, LLC, an Arizona limited liability company (collectively, “Desert Life Seller”), WRM Investments, LLC, an Arizona limited liability company, and SOD Investments, LLC, an Arizona limited liability company (collectively “La Cholla Seller”; and together with Desert Life Seller, the “Seller”) and Triple Net Properties, LLC, a Virginia limited liability company (“Buyer”).

RECITALS

A. Seller and Buyer have previously entered into that certain Sale Agreement and Escrow Instructions dated as of October 19, 2007 (the “Original Agreement”), as amended by that Amendment to Purchase Contract dated October 31, 2007 (the “First Amendment; where the Original Agreement as amended by the First Amendment are referred to as the “Contract”), which is the subject of Chicago Title Insurance Company Escrow Nos. 2709994 and 2709997 (collectively, the “Escrow”).

B. Seller and Buyer wish to ratify the First Amendment and to amend the Contract as provided in this Amendment.

C. Capitalized terms that are used in this Amendment that are not otherwise defined in this Amendment shall have the meanings ascribed in the Contract.

AGREEMENTS

For valuable consideration, the receipt and sufficiency of which are acknowledged, Seller and Buyer agree as follows.

1. Ground Lease Estoppel Certificate. In accordance with Section 7(g) of the Contract, as amended, Buyer and Seller are to agree upon the form of Ground Lease Estoppel Certificate, which agreement is to be confirmed by an amendment to the Contract with the form of Ground Lease Estoppel Certificate attached. Buyer and Seller confirm that the foregoing covenant has been satisfied. Attached as Exhibit “1” is the form of Ground Lease Estoppel Certificate.

2. Ratification of First Amendment. Seller and Buyer hereby approve and ratify the First Amendment, notwithstanding the failure of any of the individual Seller parties to have signed the First Amendment.

3. General Provisions.

(a) Other than as expressly set forth in this Amendment, the Contract is not amended in any manner.

(b) From and after the Amendment Date, all references in the Contract and in any other document related to the Escrow to the term “Contract” or “Agreement” shall be deemed to refer to the Contract as modified by this Amendment.

(c) Each person executing this Amendment personally represents and warrants that he or she has the requisite authority to bind the party on whose behalf the Amendment is being executed.

(d) This Amendment may be executed in any number of counterparts, whether by original, copy, or telecopy signature, and each counterpart of this Amendment so executed shall, taken together, comprise one and the same original document.

(e) Time is of the essence of this Amendment.

[Signatures appear on next page]

This Second Amendment to Sale Agreement and Escrow Instructions is executed as of the Amendment Date.

“DESERT LIFE SELLER”

2001 W. ORANGE GROVE ROAD, LLC,
an Arizona limited liability company

By: /s/ William R. Metzler

William R. Metzler, Manager

PVP INVESTMENTS, LLC,

a Delaware limited liability company

By: /s/ James D. Vandever

James D. Vandever, Sole Member

WRM INVESTMENTS, LLC,

an Arizona limited liability company

By: /s/ William R. Metzler

William R. Metzler, Administrative Member

EDI BAPTIST, LLC,

an Arizona limited liability company

By: /s/ Scott Douglas

Scott O. Douglas, Managing Member

“LA CHOLLA SELLER”

WRM INVESTMENTS, LLC,

an Arizona limited liability company

By: /s/ William R. Metzler

William R. Metzler, Administrative Member

SOD INVESTMENTS, LLC,

An Arizona limited liability company

By: /s/ Scott Douglas

Scott O. Douglas, Sole Member

“BUYER”

TRIPLE NET PROPERTIES, LLC,

a Virginia limited liability company

By: /s/ Jeff Hanson
Name: Jeff Hanson
Title: Chief Investment Officer